Benchmark electronics

Third Quarter 2015

Earnings Release Conference Call

October 22, 2015

Forward-Looking Statements

This document contains forward-looking statements within the scope of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "expect," "estimate," "anticipate," "predict" and similar expressions, and the negatives thereof, often identify forward-looking statements, which are not limited to historical facts. Our forward-looking statements include, among other things: future revenue estimates based on new program bookings; guidance for the fourth quarter of 2015 relating to sales, operating margin, tax rate and earnings per share; other statements, express or implied, concerning future operating results or margins, the ability to generate sales, income or cash flow; and Benchmark's business and growth strategies, including a closing a recently announced acquisition, expected internal growth and performance goals. Although Benchmark believes these statements are based upon reasonable assumptions, they involve risks and uncertainties relating to our operations, markets and business environment generally. If one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. All forward-looking statements included in this document are based upon information available to Benchmark as of the date of this document, and the Company assumes no obligation to update them. Readers are advised to consult further disclosures on related subjects, particularly in Item 1A, "Risk Factors" of the Company's Annual Report on Form 10-K for the year ended December 31, 2014, in its other filings with the Securities and Exchange Commission and in its press releases.

This document includes certain financial measures, such as earnings and earnings per share, that exclude certain items and therefore are not in accordance with generally accepted accounting principles ("GAAP"). A detailed reconciliation between GAAP results and results excluding special items ("non-GAAP") is included in our earnings release and in the Appendix of this document.

Benchmark to Acquire Secure Technology

SECURE
TECHNOLOGY COMPANY

Secure Technology is a leading national industrial, aerospace, and defense company, with specialization in rugged, mission-critical communications and connectivity solutions.

Electronic Systems, Sub-Systems and Components





- Encrypted Communication Systems
- Ruggedized Wireless Video Surveillance
- Avionic Displays
- Ruggedized Data over Power Lines
- RF and Digital Circuit Card Assemblies
- Military-Grade RF Components

Key Business Highlights





- LTM Revenue of ~$100M, annual growth >10%
- Sustainable IP protects unique business model and market position
- Diverse portfolio of well-positioned programs and platforms
- Proven senior management team

Strategic Combination of Secure and Benchmark World Class Engineering Solutions

Secure Meets our Acquisition Objectives

Benchmark electronics Acquisition Focus	SECURE TECHNOLOGY COMPANY Characteristics
Strategic	• World-class technology and engineering expertise further enhance our capabilities • Alignment to Benchmark growth segments in industrial, aerospace and defense markets • Long-standing relationships with blue chip customers and opportunities for increased market penetration
Operational	• Scales high-mix manufacturing capabilities in the US and Mexico • Cross-selling opportunities for systems and components • Increased operating leverage through Benchmark's standardized systems and operational excellence programs
Financial	• $230 million cash consideration to close in Q4-2015 [1] • Immediately accretive to margins, earnings and cash flow • Continued commitment to balanced capital allocation

1 Transaction is subject to customary closing conditions, including regulatory approvals

Third Quarter 2015 Highlights

- Non-GAAP operating margin at 4.3%
  - a 30 basis point year-over-year and
  - a 10 basis point quarter-over-year improvement
- Generated non-GAAP EPS of $0.41
- Strong operating cash flow of $78 million
- Returned $18 million to shareholders through share repurchases
- Announced agreement to acquire Secure Technology

Portfolio Trends – Expanding Solutions

Revenue Mix[1]


42%
58%
54%
46%
2012
2015
Higher Growth Markets (IC, T&I, Medical)
Traditional Markets (Telco, Computing)

Growth Rates[1]

1 CAGR First Nine Months Ended

~10% growth

~ 5% decline

Long-Term Drivers

- Engineering-led solutions
- Greater outsourcing
- High mix/lower volume skills
- Longer product life cycles
- Value add

- Manufacturing solutions
- Fully outsourced
- Mid mix/mid volume skills
- Shorter product lifecyles

- Fourth straight quarter revenue >50% in Higher Growth Markets
- Portfolio diversification drives higher margins

Third Quarter 2015 New Business Wins



Q3 2015 Number of New Business Wins by Segment
T&I 3%
Medical 22%
Comp, Telco 13%
Industrial 62%
Traditional Markets
Higher Growth Markets



Quarterly Estimated Annual Revenue Run Rate for New Business Wins
160
120
80
40
0
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
$ (USD M)

- Q3 2015: 37 new business bookings, including 16 engineering projects
- Estimated annual revenue run rate between $110-130 million
- Continued new business wins in targeted markets

Third Quarter 2015 Financial Summary

(In millions, except EPS)	For the Three Months Ended Sept 30, 2015	Jun 30, 2015	Sept 30, 2014
Net Sales	$630.2	$664.0	$731.3
Net Income – GAAP	$20.6	$21.2	$16.9
Net Income – non-GAAP	$21.2	$22.0	$23.2
Diluted EPS – GAAP	$0.40	$0.40	$0.31
Diluted EPS – non-GAAP	$0.41	$0.42	$0.43
Operating Margin – GAAP	4.1%	3.9%	3.0%
Operating Margin – non-GAAP	4.3%	4.2%	4.0%
Effective Tax Rate – non-GAAP	18.1%	22.0%	16.4%

Guidance Provided for the September 30, 2015 Quarter:

- Revenue (in millions) $635 – $665 Results below Guidance
- Diluted EPS – non-GAAP $0.38 – $0.42 Results within Guidance

Trending Operating Income



Non-GAAP Operating Income
($ in millions)
% Revenue
35
30
25
20
15
10
5
0
4.2%
3.5%
2.8%
2.1%
1.4%
0.7%
0.0%
2.7%
3.5%
3.5%
4.1%
3.6%
4.1%
4.0%
4.0%
3.8%
4.2%
4.3%
14
21
21
31
23
29
29
28
24
28
27
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15

- Continued improvement in operating income percentage
- Results from portfolio diversification and operational excellence initiatives

Financial Statement Highlights

Balance Sheet and Cash Flows (In millions)	Sept 30, 2015	Jun 30, 2015	Sept 30, 2014
Cash	$462.1*	$409.3*	$420.2
Cash Flows from Operating Activities	$78.2	$52.0	$28.2
Capital Expenditures	$7.9	$8.2	$6.3
Depreciation & Amortization	$12.0	$12.3	$11.8
Accounts Receivable	$467.2	$500.7	$534.0
Days Sales Outstanding	67	68	66
Inventory	$421.5	$444.7	$434.2
Inventory Turns	5.5x	5.5x	6.2x
Total Cost of Shares Repurchased	$17.8	$18.8	$13.2

* **Approximately $53 million of cash available in the U.S.**

Working Capital Update

	Sept 30, 2015	Jun 30, 2015
Accounts Receivable Days	67	68
Accounts Payable Days	42	42
Inventory Days	66	66
Cash Conversion Cycle Days	**90**	**91**

- Cash Conversion Cycle improved by one day – less than forecasted four-day improvement due to lower sales
- Initiatives for working capital improvement:
    - Alignment of customer and supplier payment terms
    - Demand and inventory optimization
    - Strategic sourcing initiatives

Fourth Quarter 2015 Guidance

	Guidance
Net Sales (in millions)	$620 – $640
Operating Margin – non-GAAP	4.3% – 4.7%
Effective Tax Rate	~22%
Diluted EPS – non-GAAP	$0.39 – $0.43

- Outlook is for the fourth quarter ending December 31, 2015.

Benchmark Market Overview

Higher Growth Markets	Jun 30, 2015		Sept 30, 2015		Q4-15 Outlook (%)
Industrial Controls	30%	$201	31%	$198	Up High Single Digits
Medical	14%	$90	14%	$87	Up High Single Digits
Test & Instrumentation	9%	$59	9%	$58	Down Mid Double Digits
Total Revenue		**$350**		**$343**	

Traditional Markets	June 30, 2015		Sept 30, 2015		Q4-15 Outlook (%)
Telecommunications	27%	$177	24%	$147	Down >20%
Computing	20%	$137	22%	$140	Flat
Total Revenue		**$314**		**$287**	

Summary

- Key Strategic Initiatives:
  - Portfolio Diversification
  - Lean and Operational Excellence
  - Working Capital Management
- Secure Technology Acquisition:
  - Engineered products and solutions
  - Mission critical, highly regulated markets
  - Margin enhancing
- Margin Expansion on track towards 4.5% longer term
- Near Term Cash Priorities:
  - Capital expenditures $40-50 million in 2015
  - Strategic growth investments
  - Share repurchases ($51 million remaining in current program)

Reconciliation of GAAP to non-GAAP Financial Results

(Amounts in Thousands, Except Per Share Data) – (UNAUDITED)

	Three Months Ended			Nine Months Ended	
	Sep 30, 2015	Jun 30, 2015	Sep 30, 2014	September 30, 2015	2014
Income from operations (GAAP)	$ 26,148	$ 26,208	$ 21,915	$ 71,064	$ 71,491
Restructuring charges and integration costs	1,095	1,588	2,160	7,553	6,176
Thailand flood-related items, net of insurance	-	-	-	-	(1,571)
Customer bankruptcy	-	-	5,029	-	5,029
Non-GAAP income from operations	$ 27,243	$ 27,796	$ 29,104	$ 78,617	$ 81,125
Net income (GAAP)	$ 20,565	$ 21,210	$ 16,906	$ 55,980	$ 57,903
Restructuring charges and integration costs, net of tax	618	772	1,504	5,054	4,146
Thailand flood-related items, net of insurance and tax	-	-	-	-	(1,263)
Customer bankruptcy, net of tax	-	-	4,831	-	4,831
Non-GAAP net income	$ 21,183	$ 21,982	$ 23,241	$ 61,034	$ 65,617
Earnings per share: (GAAP)					
Basic	$ 0.40	$ 0.41	$ 0.32	$ 1.08	$ 1.08
Diluted	$ 0.40	$ 0.40	$ 0.31	$ 1.07	$ 1.06
Earnings per share: (Non-GAAP)					
Basic	$ 0.41	$ 0.42	$ 0.43	$ 1.18	$ 1.22
Diluted	$ 0.41	$ 0.42	$ 0.43	$ 1.16	$ 1.21